                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported) July 1, 2002


                             AM COMMUNICATIONS, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                    000-09856                   23-1922958
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission              (I.R.S. Employer
        incorporation)            File Number)            Identification No.)


          1900 AM Drive, Quakertown, Pennsylvania                18951-2237
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (215) 538-8700

                                Introductory Note
                                -----------------

         The Registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on July 16, 2002 to provide the Financial Statements and related Notes required to be provided in connection with the "acquisition of assets" reported by the Registrant on the Form 8-K dated July 15, 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)      Financial Statements

                          Index to Financial Statements
                                       of
                  Nex-Link Communications Project Services, LLC



                                    CONTENTS
                                    --------


                                                                          Page
                                                                          ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                          3


FINANCIAL STATEMENTS

         BALANCE SHEETS                                                     4

         STATEMENTS OF INCOME AND ACCUMULATED EARNINGS (DEFICIT)            5

         STATEMENTS OF CASH FLOWS                                           6

         NOTES TO FINANCIAL STATEMENTS                                      7

               Report of Independent Certified Public Accountants
               --------------------------------------------------


Members
Nex-Link Communications Project Services, LLC


         We have audited the accompanying balance sheets of Nex-Link Communications Project Services, LLC as of June 30, 2002 and December 31, 2001 and the related statements of income and accumulated earnings (deficit) and cash flows for the six months ended June 30, 2002 and the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nex-Link Communications Project Services, LLC as of June 30, 2002 and December 31, 2001, and the results of its operations and cash flows for the six month period ended June 30, 2002 and the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



/s/ Grant Thornton LLP

Philadelphia, Pennsylvania
July 19, 2002

                  Nex-Link Communications Project Services, LLC

                                 BALANCE SHEETS


                                                                                June 30,          December 31,
                                                                                  2002                2001
                                                                              -----------         ------------
ASSETS

Current assets
  Cash                                                                        $         -         $   431,625
  Accounts receivable, net of allowance for doubtful accounts of
    $264,162 and $1,752, respectively                                             970,045             673,177
  Prepaids and other                                                               17,352                   -
                                                                              -----------         -----------

      Total current assets                                                        987,397           1,104,802

Property and equipment, net                                                        39,309              29,082

Security deposits                                                                  19,063              20,376
                                                                              -----------         -----------

      Total assets                                                            $ 1,045,769         $ 1,154,260
                                                                              ===========         ===========

LIABILITIES AND MEMBERS' EQUITY (DEFICIENCY)

Current liabilities
  Bank overdraft                                                              $     7,402         $         -
  Accounts payable                                                                484,202             432,665
  Accrued expenses                                                                151,668             285,463
  Member loans                                                                    400,000             440,000
                                                                              -----------         -----------
      Total liabilities                                                         1,043,272           1,158,128

Commitments and contingencies                                                           -                   -
                                                                              -----------         -----------
Members' equity (deficiency)
  Members' capital                                                                  1,165                   -
  Accumulated earnings (deficiency)                                                 1,332              (3,868)
                                                                              -----------         -----------
      Members' equity (deficiency)                                                  2,497              (3,868)
                                                                              -----------         -----------
      Total liabilities and members' equity                                   $ 1,045,769         $ 1,154,260
                                                                              ===========         ===========


        The accompanying notes are an integral part of these statements.

                  Nex-Link Communications Project Services, LLC

             STATEMENTS OF INCOME AND ACCUMULATED EARNINGS (DEFICIT)



                                                                       Six months
                                                                         ended           Year ended
                                                                        June 30,         December 31,
                                                                          2002              2001
                                                                     ------------       -------------
Revenues                                                             $ 3,128,924         $ 3,750,279

Cost and expenses
  Cost of sales                                                        2,522,118           2,981,886
  Selling, general and administrative                                    601,606             725,466
                                                                     -----------         -----------
                                                                       3,123,724           3,707,352
                                                                     -----------         -----------

    Net income                                                             5,200              42,927

Accumulated deficit (earnings) - beginning                                (3,868)             53,175

Member distributions                                                           -             (99,970)
                                                                     -----------         -----------

Accumulated deficit (earnings) - ending                              $     1,332         $    (3,868)
                                                                     ===========         ===========



        The accompanying notes are an integral part of these statements.

                  Nex-Link Communications Project Services, LLC

                            STATEMENTS OF CASH FLOWS


                                                                           Six months
                                                                              ended            Year ended
                                                                             June 30,          December 31,
                                                                              2002                2001
                                                                            --------            --------
Cash flows from operating activities
  Net income                                                                $  5,200            $ 42,927
  Adjustments to reconcile net income to net cash provided
    by operating activities
  Depreciation                                                                 8,020               5,254
  Provision for doubtful accounts                                            262,410               1,752
  (Increase) decrease in assets
    Accounts receivable                                                     (559,278)           (674,029)
    Prepaid and other                                                        (17,352)              5,395
    Security deposits                                                          1,313              (6,692)
  (Decrease) increase in liabilities
    Accounts payable                                                          51,537             418,966
    Accrued expenses                                                        (133,795)            285,296
                                                                            --------            --------

      Net cash (used in) provided by operating activities                   (381,945)             78,869
                                                                            --------            --------
Cash flows from investing activities
  Purchase of property and equipment                                         (18,247)            (29,930)
  Member loans                                                               (40,000)            440,000
                                                                            --------            --------
      Net cash (used in) provided by investing activities                    (58,247)            410,070
                                                                            --------            --------
Cash flows from financing activities
  Member distributions                                                             -             (99,970)
  Member contributions                                                         1,165                   -
  Bank overdraft                                                               7,402                   -
                                                                            --------            --------
      Net cash provided by (used in) financing activities                      8,567             (99,970)
                                                                            --------            --------
      Net (decrease) increase in cash                                       (431,625)            388,969

Cash - beginning                                                             431,625              42,656
                                                                            --------            --------

Cash - ending                                                               $      -           $ 431,625
                                                                            ========           =========


        The accompanying notes are an integral part of these statements.

                  Nex-Link Communications Project Services, LLC

                          NOTES TO FINANCIAL STATEMENTS

                       June 30, 2002 and December 31, 2001


NOTE A - ACCOUNTING POLICIES

    1.  Nature of Business

    Nex-Link Communications Project Services, LLC (the Company) was incorporated in November 2000 as a Florida Limited Liability Company. It is principally engaged in the field of project management, which includes engineering, construction and consulting for the telecommunications industry. The Company's projects are performed throughout the United States.

    A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

    2.  Receivables

    During the six months ended June 30, 2002, the Company recorded approximately $200,000 of allowance for bad debts due to a Chapter 11 bankruptcy filing by one of its customers, Adelphia Communications.

    3.  Revenue Recognition

    The Company has contracts with the major companies in the telecommunications industry under fixed-price, per-unit basis. As the units in the contracts are completed each week the Company bills its customers and the related receivable and revenue are recognized. Subcontractor invoices are billed to the Company's customers.

    4.  Furniture, Fixtures and Equipment

    Furniture, fixtures and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using straight-line method.

       Equipment                                                  3 years
       Furniture and fixtures                                     5 years

    5.  Income Taxes

    The Company is a Florida limited liability company (LLC). In lieu of federal corporate income taxes, the members of an LLC are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the accompanying financial statements.

    6.  Advertising Costs

    Advertising costs are recognized in the period in which they are incurred.

    7.  Use of Estimates

    In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Nex-Link Communications Project Services, LLC

                       June 30, 2002 and December 31, 2001



NOTE B - FURNITURE AND EQUIPMENT

    At June 30, 2002 and December 31, 2001, details of property and equipment are as follows:

                                                June 30,         December 31,
                                                  2002              2001
                                              ------------     ---------------

       Office furniture                       $     11,272       $    11,272
       Computers and equipment                      41,357            23,110
                                                ----------         ---------
                                                    52,629            34,382
       Accumulated depreciation                    (13,320)           (5,300)
                                                ----------         ---------

                                              $     39,309       $    29,082
                                              ============       ===========

    For the six months ended June 30, 2002 and the year ended December 31, 2001, depreciation expense was $8,020 and $5,254, respectively.

NOTE C - RELATED PARTY TRANSACTIONS

    The Company's members advanced interest free loans to the Company. These loans were not formalized with written agreements. As of June 30, 2002 and December 31, 2001, the balances were $400,000 and $440,000, respectively.

NOTE D - COMMITMENTS

    The following is a summary of approximate future minimum lease rental commitments for noncancelable operating leases with terms of more than one year as of December 31, 2001:

       2002                                            $ 120,419
       2003                                               92,924
       2004                                               27,659
                                                       ---------

                                                       $ 241,002
                                                       =========

    Rental payment was approximately $48,000 and $70,700 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

NOTE E - BUSINESS, MAJOR CUSTOMERS AND CREDIT RISK

    The Company provides project management, consulting and construction services for the telecommunication industry. The Company's revenues for the six months ended June 30, 2002 included one customer who contributed 70%, and for the year ended December 31, 2001 two customers contributed 33% and 42%.

                  Nex-Link Communications Project Services, LLC

                       June 30, 2002 and December 31, 2001





NOTE F - CONTINGENCIES

    The Company is from time to time subject to routine legal proceedings and claims that arise in the ordinary course of its business. In the opinion of management, after consultation with outside legal counsel, the ultimate disposition of such proceedings will not have a material adverse effect on the Company's financial position.

NOTE G - SUBSEQUENT EVENT

    On July 1, 2002, Nex-Link Communications Project Services, LLC was sold to a publicly traded company and will operate as a wholly owned subsidiary of this publicly traded company. As part of this sale, the acquiring company, among other things, assumed four interest-free loans to each member of the Company with a principal balance of $75,000 each.

         (b)      Pro Forma Financial Information

                  Not applicable.


         (c)      Exhibits

                                 Exhibits Index
                                 --------------

Exhibit Number             Description
--------------             -----------

         2 Agreement and Plan of Merger between AM Broadband Services, Inc., Nex-Link Acquisition Corp., Nex-Link Communications Project Services, LLC ("Nex-Link"), and the four members of Nex-Link (the "Members"). Filed in summary form with the Commission on July 16, 2002 as Exhibit 2 to the current report on Form 8-K and incorporated by reference herein.

         4 Registration Rights Agreement between the Registrant and the Members dated July 1, 2002, pursuant to which the Registrant agrees to register, pursuant to the applicable securities laws, the shares of the restricted stock of the Registrant issued to the Members. Filed with the Commission on July 16, 2002 as Exhibit 4 to the current report on Form 8-K and incorporated by reference herein.

         23 Consent of Grant Thornton LLP, independent certified public accountants. Filed herewith.

         99 Press release, dated July 3, 2002, regarding the completion of the Merger. Filed with the Commission on July 16, 2002 as Exhibit 99 to the current report on Form 8-K and incorporated by reference herein.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AM COMMUNICATIONS, INC
September 16, 2002                  By: /s/ H. Charles Wilson, III
                                        --------------------------------------
                                         H. Charles, Wilson, III,
                                         Chief Accounting Officer and Authorized
                                         Representative of the Registrant